SUPPLEMENT TO PROSPECTUS OF
                     EVERGREEN EQUITY AND FIXED INCOME FUNDS

I.       Evergreen Capital Balanced Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Capital Balanced Fund ("Capital Balanced") into Evergreen Foundation Fund ("Foundation"). If the shareholders of Capital Balanced approve the proposal, all of the assets of Capital Balanced will be transferred to Foundation and shareholders of Capital Balanced will receive shares of Foundation in exchange for their shares. Shareholders of record of Capital Balanced as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Capital Balanced will be mailed information detailing the proposal on or about May 26, 2000.


Evergreen High Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen High Income Fund ("High Income") into Evergreen High Yield Bond Fund ("High Yield"). If the shareholders of High Income approve the proposal, all of the assets of High Income will be transferred to High Yield and shareholders of High Income will receive shares of High Yield in exchange for their shares. Shareholders of record of High Income as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of High Income will be mailed information detailing the proposal on or about May 26, 2000.


April 3, 2000


II.      Evergreen Capital Balanced Fund

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     Jean Ledford, CFA, and Richard Welsh have co-managed the Fund since May 2000. Ms. Ledford became President and Chief Executive Officer of Evergreen Asset Management Corp. ("EAMC") in August 1999. From February 1997 until she joined EAMC, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was an investment director at the State of Wisconsin Investment Board.

         Richard Welsh joined EAMC as a Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he worked for five years as a portfolio manager and analyst at American Century.


         Evergreen High Income Fund

         Prescott B. Crocker, CFA, has been a Senior Vice President, senior portfolio manager and head of the High Yield Bond Team at Evergreen Investment Management Company ("EIMC") since joining EIMC in February 1997. From 1993 until he joined EIMC, he held various positions at Boston Security Counsellors, including President and Chief Investment Officer, and was Managing Director and portfolio manager at Northstar Investment Management. Mr. Crocker has been affiliated with Mentor Advisors as a portfolio manager since May 2000.


         Evergreen Quality Income Fund

         Gary E. Pzegeo, CFA, has been a Vice President and portfolio manager since 1997 and has been a portfolio manager of the Fund since May 2000. Mr. Pzegeo has been an investment professional at EIMC since October 1990, becoming a senior research associate in 1994, an analyst in 1996, and a portfolio manager in 1997.


May 15, 2000                                                       554378 5/00